UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2017

COEUR MINING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 S. Michigan Ave., Suite 900, Chicago, IL	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (312) 489-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.  Regulation FD Disclosure.

Tender Offer

On May 19, 2017, Coeur Mining, Inc.  (the “Company”) issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) to purchase any and all of the outstanding $178.0 million in aggregate principal amount of its 7.875% Senior Notes due 2021 (the “Existing Notes”).  The Tender Offer is being made on the terms and subject to the conditions set forth in the Offer to Purchase dated May 19, 2017 (the “Offer to Purchase”).  The Tender Offer is scheduled to expire at 5:00 p.m., New York City time, on May 25, 2017 (the “Expiration Time”), unless extended by the Company.  Holders of the Existing Notes who have tendered (and not validly withdrawn) their notes at or prior to the Expiration Time will be entitled to receive in cash $1,043.88 per $1,000 principal amount of Existing Notes validly tendered (and not validly withdrawn) and accepted for purchase by the Company in the Tender Offer, plus accrued and unpaid interest on such Existing Notes. The Company currently intends to, at its sole discretion, redeem any Existing Notes that are not tendered in the Tender Offer in accordance with the terms of the indenture governing the Existing Notes.  The Existing Notes are redeemable by the Company, in whole or in part, at redemption prices specified in the indenture governing the Existing Notes (and are currently redeemable at a redemption price of $1,039.38 per $1,000 principal amount redeemed plus accrued and unpaid interest to the applicable redemption date).  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Tender Offer is conditioned on, among other things, the satisfaction or waiver of certain conditions described in the Offer to Purchase, including, among other things, the Company having obtained sufficient funds to repurchase the Existing Notes and pay applicable fees and expenses related to such repurchase in a concurrent notes offering.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01.  Other Events.

Offering of Senior Notes

 On May 19, 2017, the Company issued a press release announcing the launch of an offering of $250.0 million of senior unsecured notes due 2024 (the “Notes”) through a private placement to certain eligible purchasers.  The Company intends to use the proceeds of the offering of the Notes to fund the repurchase of the Existing Notes (including applicable fees and expenses), any subsequent redemptions of the Existing Notes and to pay the fees and expenses in connection with the offering of the Notes.  Any additional proceeds after such repurchases will be used for general corporate purposes.  The offering of the Notes is not conditioned on the completion of the repurchase of the Existing Notes.  If the repurchase of the Existing Notes is not completed, the Company intends to use the net proceeds from the offering of the Notes for general corporate purposes.  A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The press release is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The Notes and the guarantees thereof have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or applicable exemption from the registration requirements under the Securities Act and applicable state securities laws. The Company has agreed to file with the SEC an exchange offer registration statement or, in some circumstances, a shelf registration statement, with respect to the Notes pursuant to a registration rights agreement.  The Notes are expected to be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The press release is being issued in accordance with Rule 135c under the Securities Act.

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Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of securities legislation in the United States and Canada, including statements regarding the Company’s intention to redeem any Existing Notes that are not tendered in the Tender Offer and the offering of the Notes, which is subject to market and other conditions, the amount and terms of the Notes and the Company’s intended use of proceeds and future liquidity. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risk regarding whether the Notes will be sold, in the amounts described above or at all, the use of proceeds from the Notes, whether the Tender Offer or any redemption of Existing Notes will be completed on the time or terms described and that anticipated production, cost and expense levels are not attained, the risks and hazards inherent in the mining business (including risks inherent in developing large-scale mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver and a sustained lower price environment, the uncertainties inherent in the Company’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays, ground conditions, grade variability, any future labor disputes or work stoppages (including those involving third parties), the uncertainties inherent in the estimation of gold and silver reserves and mineralized material, changes that could result from the Company’s future acquisition of new mining properties or businesses, the absence of control over and reliance on third parties to operate mining operations in which the Company or its subsidiaries hold royalty or streaming interests and risks related to these mining operations including results of mining and exploration activities, environmental, economic and political risks of the jurisdiction in which the mining operations are located, the loss of access to any third-party smelter to which the Company markets silver and gold, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, the Company’s ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, the Company’s most recent reports on Forms 10-K and 10-Q. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. The Company disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, the Company undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of the Company, its financial or operating results or its securities.

Item 9.01.  Financial Statements and Exhibits.

List of Exhibits

Exhibit No.	Description
99.1	Press Release (Tender Offer) dated May 19, 2017, issued by Coeur Mining, Inc.
99.2	Press Release (Notes Offering) dated May 19, 2017, issued by Coeur Mining, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

By:	/s/ Peter C. Mitchell
Name:	Peter C. Mitchell
Title:	Senior Vice President and Chief Financial Officer

DATED:  May 19, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release (Tender Offer) dated May 19, 2017.
99.2	Press Release (Notes Offering) dated May 19, 2017.